BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 9, 2021 07:14 AM Pacific Time

Incorporation Number: **C1323488**

Recognition Date and Time: *Continued into British Columbia on September 9, 2021 07:14 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

TMC THE METALS COMPANY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2900, 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

Delivery Address:
SUITE 2900, 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2900, 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

Delivery Address:
SUITE 2900, 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Barchas, Isaac

Mailing Address:	**Delivery Address:**
1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES	1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES

Last Name, First Name, Middle Name:
Quiram, David

Mailing Address:	**Delivery Address:**
1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES	1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES

Last Name, First Name, Middle Name:
Leonard, Scott

Mailing Address:	**Delivery Address:**
1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES	1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES

Last Name, First Name, Middle Name:
Kelly, Justin

Mailing Address:	**Delivery Address:**
1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES	1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES

Last Name, First Name, Middle Name:
Honour, Scott

Mailing Address:	**Delivery Address:**
1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES	1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES

Last Name, First Name, Middle Name:
Stryker, Gina

Mailing Address:	**Delivery Address:**
1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES	1601 BRYAN STREET, SUITE 4141 DALLAS TX 75201 UNITED STATES

Last Name, First Name, Middle Name:
Gaenzle, Rick

Mailing Address:
1601 BRYAN STREET, SUITE 4141
DALLAS TX 75201
UNITED STATES

Delivery Address:
1601 BRYAN STREET, SUITE 4141
DALLAS TX 75201
UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached
3.	5,000,000	Class A Special Shares	Without Par Value With Special Rights or Restrictions attached
4.	10,000,000	Class B Special Shares	Without Par Value With Special Rights or Restrictions attached
5.	10,000,000	Class C Special Shares	Without Par Value With Special Rights or Restrictions attached
6.	20,000,000	Class D Special Shares	Without Par Value With Special Rights or Restrictions attached

7.	20,000,000	Class E Special Shares	Without Par Value With Special Rights or Restrictions attached
8.	20,000,000	Class F Special Shares	Without Par Value With Special Rights or Restrictions attached
9.	25,000,000	Class G Special Shares	Without Par Value With Special Rights or Restrictions attached
10.	25,000,000	Class H Special Shares	Without Par Value With Special Rights or Restrictions attached
11.	500,000	Class I Special Shares	Without Par Value With Special Rights or Restrictions attached
12.	741,000	Class J Special Shares	Without Par Value With Special Rights or Restrictions attached